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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 2, 2003, except as to Note B as to which the date is January 22, 2004, in the Registration Statement (Amendment No. 5 to Form S-1 No. 333-113568) and related Prospectus of Richardson Electronics, Ltd. for the registration of 3,450,000 Shares of Common Stock.

/s/ ERNST & YOUNG LLP

Chicago, Illinois
June 25, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM